UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2021

Codere Online U.S. Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-39767	85-3244031
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 rue Robert Stümper Luxembourg Grand Duchy of Luxembourg	L-2557
(Address of principal executive offices)	(Zip Code)

+34 91 354 28 19
(Registrant’s telephone number, including area code)

DD3 Acquisition Corp. II

Pedregal 24, 3rd Floor, Interior 300

Colonia Molino del Rey, Del. Miguel Hidalgo

11040 Mexico City, Mexico
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	DDMXU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	DDMX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	DDMXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 30, 2021 (the “Closing Date”), the merger of DD3 Acquisition Corp. II and Codere Online U.S. Corp., a Delaware corporation (“Merger Sub”) was completed pursuant to the terms of the Business Combination Agreement, dated June 21, 2021 (the “Business Combination Agreement”), by and among DD3 Acquisition Corp. II, Codere Newco, S.A.U., a corporation (sociedad anónima unipersonal) registered and incorporated under the laws of Spain (“Codere Newco”), Servicios de Juego Online S.A.U., a corporation (sociedad anónima unipersonal) registered and incorporated under the laws of Spain (“SEJO”), Codere Online Luxembourg, S.A., a limited liability company (société anonyme) governed by the laws of the Grand Duchy of Luxembourg (“Holdco”), and Merger Sub, which among other things provided for the merger of Merger Sub with and into DD3 Acquisition Corp. II, with DD3 Acquisition Corp. II surviving such merger (the “Merger”).

In connection with the consummation of the business combination contemplated by the Business Combination Agreement (the “Business Combination”), “DD3 Acquisition Corp. II” was renamed “Codere Online U.S. Corp.” (the registrant is hereafter referred to as “DD3” or “Codere Online U.S.” indistinctively). Also in connection with the consummation of the Business Combination, DD3 became a direct, wholly-owned subsidiary of Holdco. The following agreements were entered into among all or several of the various parties in connection with the consummation of the Business Combination:

Registration Rights and Lock-Up Agreement

On the Closing Date, DD3, Codere Newco, Holdco and certain persons and entities (collectively, the “Holders”) entered into a Registration Rights and Lock-Up Agreement which provides customary demand and piggyback registration rights. Pursuant to the Registration Rights and Lock-Up Agreement, Holdco agreed that, within 30 calendar days after the Closing Date, it will file with the SEC a registration statement to permit the public resale of certain ordinary shares and warrants of Holdco (including any ordinary shares underlying such warrants) held by the Holders, and that it will use its reasonable best efforts to have the registration statement declared effective as soon as practicable after the filing thereof, but no later than 60 calendar days following the filing deadline, provided that the effectiveness deadline will be extended to 90 calendar days after the filing deadline if the registration statement is reviewed by, and receives comments from, the SEC.

Pursuant to the Registration Rights and Lock-Up Agreement, the Holders have agreed to not transfer any Lock-Up Securities (as defined in the Registration Rights and Lock-Up Agreement) until the earliest of: (i) the date that is one year from the Closing Date, (ii) the date on which the closing price of the ordinary shares of Holdco on Nasdaq equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing 150 days after the Closing Date, or (iii) such date on which Holdco completes a liquidation, merger, share exchange or other similar transaction that results in all Holdco shareholders having the right to exchange their Holdco ordinary shares for cash, securities or other property, in each case subject to certain exceptions.

The foregoing description of the Registration Rights and Lock-Up Agreement is qualified in its entirety by reference to the full text of the Registration Rights and Lock-Up Agreement which is included as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Assignment, Assumption and Amendment Agreement

On the Closing Date, DD3 entered into an Assignment, Assumption and Amendment Agreement with Holdco and Continental Stock Transfer & Trust Company (“Continental”), as warrant agent, pursuant to which, among others, as of the Merger Effective Time (as defined in the Assignment, Assumption and Amendment Agreement), (i) each of the issued warrants of DD3 (either public or private) that was outstanding immediately prior to the Merger Effective Time ceased to represent a right to acquire one share of DD3 Class A common stock and instead represent the right to acquire one ordinary share of Holdco on substantially the same terms as set forth in the warrant agreement, dated as of December 7, 2020, by and between DD3 and Continental, as warrant agent (the “Existing Warrant Agreement”), and (ii) DD3 assigned to Holdco all of DD3’s right, title and interest in and to the Existing Warrant Agreement and Holdco assumed, and agreed to pay, perform, satisfy and discharge in full, all of DD3’s liabilities and obligations under the Existing Warrant Agreement arising from and after the Merger Effective Time.

The foregoing description of the Assignment, Assumption and Amendment Agreement is qualified in its entirety by reference to the full text of the Assignment, Assumption and Amendment Agreement which is included as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Expenses Reimbursement Letter

On the Closing Date, DD3, Codere Newco, Holdco and DD3 Sponsor Group, LLC (the “Sponsor”) entered into the Expenses Reimbursement Letter, pursuant to which (i) the Sponsor agreed to reimburse Holdco, as sole shareholder of DD3, the surviving corporation of the Merger (the “Surviving Corporation”), for the aggregate amount of SPAC Transaction Expenses (as defined in the Business Combination Agreement) payable by the Surviving Corporation in excess of the maximum SPAC Transaction Expenses required to be paid by the Surviving Corporation pursuant to Section 11.03 of the Business Combination Agreement, subject to Sections 1 and 2 of the Expenses Reimbursement Letter; and (ii) Codere Newco agreed to reimburse Holdco, as sole shareholder of SEJO and the Surviving Corporation, for the aggregate amount of Company Transaction Expenses (as defined in the Business Combination Agreement) payable by the Surviving Corporation, Holdco, SEJO or any Company Subsidiary (as defined in the Business Combination Agreement) in excess of the maximum Company Transaction Expenses required to be paid by the Surviving Corporation pursuant to Section 11.03 of the Business Combination Agreement, subject to Sections 1 and 2 of the Expenses Reimbursement Letter.

The foregoing description of the Reimbursement Letter is qualified in its entirety by reference to the full text of the Reimbursement Letter which is included as Exhibit 10.3 to this Current Report and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On or before the Closing Date, pursuant to the Business Combination Agreement: (i) Codere Newco contributed its equity interest in SEJO to Holdco in exchange for ordinary shares of Holdco that were subscribed by Codere Newco (the “Exchange”); (ii) following the Exchange, Merger Sub merged with and into DD3, with DD3 surviving such merger and becoming a direct wholly-owned subsidiary of Holdco, DD3 changed its name to “Codere Online U.S. Corp.” and all shares of DD3 common stock outstanding prior to effectiveness of the merger were contributed to Holdco in exchange for ordinary shares of Holdco; and (iii) each outstanding warrant of DD3, which entitled holders to purchase shares of DD3’s Class A common stock, was converted into a warrant to purchase ordinary shares of Holdco.

Immediately following the consummation of the Business Combination, the issued share capital of Holdco consisted of 45,121,956 ordinary shares and 6,435,000 warrants.

The ordinary shares and warrants of Holdco commenced trading on The NASDAQ Stock Market LLC under the ticker symbol “CDRO” and “CDROW,” respectively, on December 1, 2021. The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the full text of the Business Combination Agreement, which is included as Exhibit 2.1 to this Current Report and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing; Material Modification to Rights of Security Holders.

On the Closing Date, in connection with the consummation of the Business Combination, DD3 notified Nasdaq that the Business Combination had become effective and requested that Nasdaq file a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to notify the SEC that DD3’s common stock, warrants and units were to be delisted and deregistered under Section 12(b) of the Exchange Act. The deregistration will become effective 10 days from the filing of the Form 25, which occurred on November 30, 2021. DD3 intends to file a Form 15 with the SEC in order to complete the deregistration of DD3’s securities under the Exchange Act.

Item 3.03. Material Modifications to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01. Changes in Control of Registrant.

To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Business Combination, each of Dr. Martin M. Werner, Mr. Jorge Combe, Mr. Daniel Salim, Dr. Guillermo Ortiz, Mr. Daniel Valdez, Mr. Pedro Solís Cámara and Mr. Luis Campos ceased to be a director of DD3. At the time of the consummation of the Business Combination, Mr. Oscar Iglesias, Mr. Moshe Edree, and Mr. Gonzalo de Osma Bucero were appointed to serve as directors of Codere Online U.S.

Also, in connection with consummation of the Business Combination, the following officers of DD3 resigned from their respective positions: Dr. Martin M. Werner resigned as Chief Executive Officer, Mr. Jorge Combe resigned as Chief Operating Officer and Mr. Daniel Salim resigned as Chief Financial Officer. At the time of the consummation of the Business Combination, the board of directors of Codere Online U.S. appointed the following officers: Mr. Gonzalo de Osma Bucero as President and Treasurer and Mr. Arie Rubinstein as Vice President and Secretary.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Business Combination, at the effective time of the Business Combination, the amended and restated certificate of incorporation of DD3 was amended to, among other things, change the name of the surviving corporation to “Codere Online U.S. Corp.” The certificate of incorporation of the Surviving Corporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1	Business Combination Agreement, dated as of June 21, 2021, by and among DD3 Acquisition Corp. II, Codere Newco, S.A.U., Servicios de Juego Online S.A.U., Codere Online Luxembourg, S.A. and Codere Online U.S. Corp. (incorporated by reference to Exhibit 2.1 to DD3 Acquisition Corp. II’s Form 8-K, File No. 001-39767, filed with the SEC on June 22, 2021).

3.1	Amended and Restated Certificate of Incorporation of Codere Online U.S. Corp., dated as of November 30, 2021.

10.1	Registration Rights and Lock-Up Agreement, dated November 30, 2021, by and between Codere Online Luxembourg, S.A., DD3 Acquisition Corp. II and certain stockholders of Codere Online Luxembourg, S.A. and DD3 Acquisition Corp. II.

10.2	Assignment, Assumption and Amendment Agreement, dated November 30, 2021, by and among DD3 Acquisition Corp. II, Codere Online Luxembourg, S.A. and Continental Stock Transfer & Trust Company.

10.3	Expenses Reimbursement Letter, dated November 30, 2021, by and between Codere Newco, S.A.U., DD3 Sponsor Group, LLC, DD3 Acquisition Corp. II and Codere Online Luxembourg, S.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Codere Online U.S. Corp.

By:	/s/ Moshe Edree
	Name:	Moshe Edree
	Title:	Director

By:	/s/ Oscar Iglesias
	Name:	Oscar Iglesias
	Title:	Director

By:	/s/ Gonzalo de Osma
	Name:	Gonzalo de Osma
	Title:	Director

Date:	December 3, 2021

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